INCOME TAXES (Tables)	9 Months Ended
Sep. 30, 2025
INCOME TAXES
Schedule of Income Tax Expense (Benefit)

	Nine -month September 30,
	2024	2025
	RMB	RMB
PRC
Current income tax expense	—	—
Deferred income tax benefit	(9,823,637)	(7,246,803)
Total income tax benefit	(9,823,637)	(7,246,803)

Schedule of Difference Between Actual Income Tax Expense (Benefit) and Amount Computed by Applying PRC Statutory Income Tax Rate to Earnings before Income Taxes

	Nine -month September 30,
	2024	2025
	RMB	RMB
Computed “expected” income tax benefit	(14,794,555)	(7,247,618)
Increase in valuation allowance	3,508,598	2,710,017
Entities not subject to income tax	619,706	(3,024,388)
Non-deductible expenses	—	—
Entertainment	260,507	198,627
Share-based compensation	663,262	116,569
Other non-deductible expenses	—	—
Disposal of equity interests in subsidiaries	—	—
Other	(81,155)	(10)
Actual income tax benefit	(9,823,637)	(7,246,803)